SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 9, 2002

RESTORATION HARDWARE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-24261 (Commission File Number)	68-0140361 (IRS Employer Identification No.)

15 Koch Road, Suite J, Corte Madera, California (Address of Principal Executive Offices)	94925 (Zip Code)

(415) 924-1005
(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events

     On January 9, 2002, we issued a press release announcing our holiday comparable store sales results. The full text of the press release in connection with our holiday comparable store sales results is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 9, 2002, regarding the registrant’s holiday comparable store sales results.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTORATION HARDWARE, INC.

Dated: January 15, 2002	By:	/s/ Gary G. Friedman

Gary G. Friedman, President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated January 9, 2002, regarding the registrant’s holiday comparable store sales results.